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Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                          Feb 29, 2000
Current Due Period Ending                           Mar 31, 2000
Prior Distribution Date                             Mar 14, 2000
Distribution Date                                   Apr 14, 2000


Beginning Trust Principal Receivables           3,785,875,921.66
Average Principal Receivables                   3,785,714,146.68
FC&A Collections (Includes Recoveries)             60,537,690.29
Principal Collections                             110,434,786.35
Additional Balances                                39,331,453.87
Net Principal Collections                          71,103,332.48
Defaulted Amount                                   29,343,098.32
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,583,128.00

Beginning Participation Invested Amount           582,661,431.58
Beginning Participation Unpaid Principal          582,661,431.57
Balance
Ending Participation Invested Amount              567,201,663.91
Ending Participation Unpaid Principal Balance     567,201,663.90

Accelerated Amortization Date                       Oct 31, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.764%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 582,661,431.58
Numerator for Fixed Allocation                    597,650,031.89
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)
Applicable Allocation Percentage                        15.3911%
Investor FC&A Collections                           9,317,390.57

Series Participation Interest Default Amount
Numerator for Floating Allocation                 582,661,431.58
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)
Floating Allocation Percentage                          15.3911%
Series Participation Interest Default Amount        4,516,213.06


Principal Allocation Components
Numerator for Floating Allocation                 582,661,431.58
Numerator for Fixed Allocation                    597,650,031.89
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.2500%
(c) Rate Sufficient to Cover Interest, Yield             6.4147%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          582,661,431.57
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      3,637,587.69

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          15,459,767.67
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)      10,943,554.61
or e]
(b) prior to Accelerated Amort. Date or not        10,943,554.61
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      15.3911%
(d) Net Principal Collections                      71,103,332.48
(e) after Accelerated Amort Date or Early Amort    17,434,320.45
Period, [f*g]
(f) Fixed Allocation Percentage                         15.7870%
(g) Collections of Principal
                                                  110,434,786.35

(h) Minimum Principal Amount, [Min(i,l)]            8,302,338.43
(i)  Floating Allocation Percentage of             16,997,081.19
Principal Collections
(j) 2.5% or 2.2% of the Series Participation 12,818,551.49 Interest Invested Amount
(k) Series Participation Interest Net Default       4,516,213.06
Payment Amount
(l)  the excess of (j) over (k)                     8,302,338.43

(m) Series Participation Interest Net Default       4,516,213.06
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     9,317,390.57
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      3,637,587.69
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        4,516,213.06
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  971,102.39
Excess [Sec. 4.11(a)(vi)]                             192,487.43

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest                                 877,910,949.94


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Series 1997-2

Owner Trust Calculations
Due Period                 Mar 31, 2000

Ending Payment Date        Apr 17, 2000


Calculation of Interest Expense


Index (LIBOR)     6.003750%

Accrual end date              Apr 17, 2000

accrual beginning date        Mar 15, 2000

and days in Interest Period             33


                 Class A-1   Class A-2   Class A-3     Class B   Certificates   Overcoll
                                                                                 Amount
Beginning       302,859,434 48,000,000   90,000,000   51,364,965  40,786,300   49,650,732
Unpaid
Principal
Balance

Previously             0.00       0.00         0.00         0.00        0.00
unpaid
interest/yield

Spread to index       0.18%      0.29%        0.40%        0.65%       1.00%

Rate (capped at   6.183750%  6.293750%    6.403750%    6.653750%   7.003750%
12.5%, 14%,
14%, 14%, 15%)

Interest/Yield    1,716,740    276,925      528,309      313,289     261,852
Payable on the
Principal
Balance

Interest on            0.00       0.00         0.00         0.00        0.00
previously
unpaid
interest/yield

Interest/Yield    1,716,740    276,925      528,309      313,289     261,852
Due

Interest/Yield    1,716,740    276,925      528,309      313,289     261,852
Paid



Summary



Beginning
Security        302,859,434 48,000,000   90,000,000   51,364,965  40,786,300   49,650,732
Balance

Beginning
Adjusted        302,859,434 48,000,000   90,000,000   51,364,965  40,786,300
Balance

Principal Paid    8,035,957       0.00    1,871,601    3,152,824   1,082,184    1,438,591


Ending Security
Balance         294,823,477 48,000,000   88,128,399   48,212,141  39,704,116   48,333,529

Ending Adjusted
Balance         294,823,477 48,000,000   88,128,399   48,212,141  39,704,116

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Ending                                                               7.0000%
Certificate
Balance as %
Participation
Interest
Invested Amount

Targeted
Balance         294,944,865 62,392,183   88,128,399   48,212,141  39,704,116

Minimum                     16,000,000   30,000,000   19,000,000  14,000,000   17,000,000
Adjusted
Balance

Certificate                                                        5,729,304
Minimum Balance

Ending OC                                                                      30,752,319
Amount as
Holdback Amount

Ending OC                                                                      17,581,210
Amount as
Accelerated
Prin Pmts



Beginning Net          0.00       0.00         0.00         0.00        0.00         0.00
Charge offs

Reversals              0.00       0.00         0.00         0.00        0.00         0.00

Charge offs            0.00       0.00         0.00         0.00        0.00         0.00

Ending Net             0.00       0.00         0.00         0.00        0.00         0.00
Charge Offs


Interest/Yield   $1.8823901 $5.7692708   $5.8701042   $5.4962953  $6.2345786
Paid per $1000

Principal Paid   $8.8113559 $0.0000000  $20.7955630  $55.3126988 $25.7662795
per $1000

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Series 1997-2  Owner Trust Calculations
Due Period                                             March 2000
Payment Date                                         Apr 17, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        15,459,767.67
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                          121,387.80

Series Participation Interest Monthly Interest       3,637,587.69

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.          1,716,739.77
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            276,925.00
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            528,309.38
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              313,288.83
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         261,852.30
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-       7,914,568.76
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance        1,871,600.67
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance          3,152,823.83
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance      1,082,183.74
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt          1,438,590.67
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            121,387.80
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated              419,084.61
Certificate - Sec. 3.05(a)(vii)

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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt      1,438,590.67
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           121,387.80
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback      1,317,202.87
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate            10,821.84

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